                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  April 15, 1999


                             Citrix Systems, Inc.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                0-27084       75-2275152
------------------------------  -----------   ------------------
(State or Other Jurisdiction    (Commission     (IRS Employer
      of Incorporation)         File Number)  Identification No.)

             6400 N.W. 6th Way
          Fort Lauderdale, Florida                33309
   --------------------------------------        --------
  (Address of Principal Executive Offices)      (Zip Code)



      Registrant's telephone number, including area code: (954) 267-3000
                                                          --------------
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Item 5.   Other Events

On April 15, 1999, the Board of Directors of Citrix Systems, Inc. (the "Company") approved a stock repurchase program authorizing the repurchase of up to $200 million of the Company's common stock. Purchases will be made periodically in the open market and paid out of general corporate funds.






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                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CITRIX SYSTEMS, INC.



Dated:  April 23, 1999              By: /s/ James J. Felcyn, Jr.
                                       -------------------------
                                       James J. Felcyn, Jr.
                                       Vice President--Finance and
                                       Administration, Chief Financial Officer







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